UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           AMENDMENT NO.1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2006

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

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           Nevada                     000-28195                 11-3535204
---------------------------    -----------------------    ---------------------
(State or other Jurisdiction   (Commission File Number)    (IRS Employer ID No.)
     of Incorporation)
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                         444 Madison Avenue, 18th Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-2233

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))



Item 4. Changes in Registrant's Certifying Accountant

      On March 13, 2006, the Registrant announced the resignation of Bloom & Co., as the Company's auditors in a Form 8-K. The Registrant requested Bloom to review the disclosure contained in such Form 8-K and has asked Bloom to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Bloom's views, or the respects in which Bloom does not agree with the statements contained herein. Bloom has sent us a letter indicating that they have no disagreement with the Form 8-K that was filed on March 13, 2006. A copy of the Bloom letter is attached to this amendment to the Form 8-K.

      On February 15, 2006, Bloom & Company ("Bloom") notified us that it had resigned as the Company's auditors. Bloom served as the Registrant's independent auditors for the Registrant's former fiscal years ended December 31, 2004 and December 30, 2003. Bloom's report on the Registrant's consolidated financial statements for the registrant's fiscal years ended December 31, 2004 and December 31, 2003 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: "The financial statements of CarsUnlimited.Com, Inc. as of December 31, 2000 and for the period from March 7, 2000 (inception) to December 31, 2000 were audited by other auditors whose report dated February 3, 2001 expressed an unqualified opinion on those financial statements and included an explanatory paragraph regarding the Company's ability to continue as a going concern. The financial statements for the period from inception (March 7, 2000) to December 31, 2000 reflect total revenues of $136,845 and a net loss of $(565,268). Our opinion, insofar as it relates to the amounts included for such prior period, is based solely on the report of such other auditors."

      During the Registrant's former fiscal years ended December 31, 2004 and December 30, 2003 and until Bloom's resignation, there were no disagreements with Bloom within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Bloom`s satisfaction, would have caused Bloom to make reference to the subject matter of the disagreements in connection with its reports.

      During the Registrant's former fiscal years ended December 31, 2004 and December 31, 2003, until Bloom's resignation, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

      During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Sherb & Co. LLP, neither the Registrant nor anyone on the Registrant's behalf consulted with Sherb & Co. LLP, regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 9. Financial Statement and Exhibits.

Exhibit
 Number     Description
-------     -----------

  16.1      Letter from Bloom & Co., LLP*

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   * filed herewith

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2006


                                              CARSUNLIMITED.COM, INC.


                                          By: /s/ Daniel Myers
                                              ----------------------------------
                                              Daniel Myers
                                              Chief Executive Officer, President
                                              and Secretary